Contingent Liabilities and Commitments (Details)	12 Months Ended
Dec. 31, 2020
Disclosure of commitments and contingent liabilities [text block] [Abstract]
Royalties percentage, description	The Company is obligated to pay royalties to the IIA at the rates of 3% to 3.5% on sales proceeds from products developed through the grants received from the IIA. The maximum amount of royalties payable to the IIA is limited to 100% of the grants received, linked to the dollar and bearing interest at the LIBOR rate.
Royalties, description	As of December 31, 2020, the Company’s aggregate contingent obligations for payments to IIA, based on royalty-bearing participation received or accrued amounted to $39,635 (including interest of $6,579).